Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2060 Fund
June 30, 2025
AFF60-NPRT1-0825
1.9858330.110
Bond Funds - 6.5%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (b)	42,205	325,404
Fidelity Series Emerging Markets Debt Fund (b)	438,942	3,555,431
Fidelity Series Emerging Markets Debt Local Currency Fund (b)	115,647	1,111,369
Fidelity Series Floating Rate High Income Fund (b)	74,518	660,233
Fidelity Series High Income Fund (b)	432,280	3,804,068
Fidelity Series International Credit Fund (b)	4,256	36,009
Fidelity Series International Developed Markets Bond Index Fund (b)	764,660	6,667,831
Fidelity Series Investment Grade Bond Fund (b)	19,262	194,542
Fidelity Series Long-Term Treasury Bond Index Fund (b)	5,898,995	31,736,595
Fidelity Series Real Estate Income Fund (b)	67,425	675,601
TOTAL BOND FUNDS (Cost $55,181,349)		48,767,083

Domestic Equity Funds - 53.3%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (b)	3,540,217	59,900,469
Fidelity Advisor Series Growth Opportunities Fund (b)	2,344,833	42,371,123
Fidelity Series All-Sector Equity Fund (b)	2,097,584	27,792,985
Fidelity Series Commodity Strategy Fund (b)	14,443	1,312,588
Fidelity Series Intrinsic Opportunities Fund (b)	882,708	9,709,786
Fidelity Series Large Cap Stock Fund (b)	3,123,998	80,880,318
Fidelity Series Large Cap Value Index Fund (b)	453,902	7,829,813
Fidelity Series Opportunistic Insights Fund (b)	1,911,065	51,694,297
Fidelity Series Small Cap Core Fund (b)	187,702	2,188,610
Fidelity Series Small Cap Discovery Fund (b)	664,103	7,192,237
Fidelity Series Small Cap Opportunities Fund (b)	971,117	14,188,024
Fidelity Series Stock Selector Large Cap Value Fund (b)	3,335,556	47,231,477
Fidelity Series Value Discovery Fund (b)	2,906,903	47,004,617
TOTAL DOMESTIC EQUITY FUNDS (Cost $314,139,167)		399,296,344

International Equity Funds - 39.8%
	Shares	Value ($)
Fidelity Series Canada Fund (b)	1,203,298	22,128,642
Fidelity Series Emerging Markets Fund (b)	1,821,026	18,592,671
Fidelity Series Emerging Markets Opportunities Fund (b)	3,473,976	74,412,573
Fidelity Series International Growth Fund (b)	2,896,751	57,500,503
Fidelity Series International Small Cap Fund (b)	488,950	9,700,759
Fidelity Series International Value Fund (b)	3,763,884	57,474,516
Fidelity Series Overseas Fund (b)	3,541,788	57,376,963
Fidelity Series Select International Small Cap Fund (b)	46,326	617,062
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $227,164,709)		297,803,689

U.S. Treasury Obligations - 0.3%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 7/10/2025 (d)	4.25 to 4.26	400,000	399,581
US Treasury Bills 0% 7/17/2025 (d)	4.23 to 4.27	310,000	309,430
US Treasury Bills 0% 7/24/2025 (d)	4.24	600,000	598,403
US Treasury Bills 0% 7/3/2025 (d)	4.18	170,000	169,960
US Treasury Bills 0% 7/31/2025 (d)	4.23	620,000	617,848
US Treasury Bills 0% 8/28/2025 (d)	4.28	230,000	228,397
TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,323,626)			2,323,619

Money Market Funds - 0.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $1,206,221)	4.32	1,205,980	1,206,222

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $600,015,072)	749,396,957
NET OTHER ASSETS (LIABILITIES) - 0.0%	(346,484)
NET ASSETS - 100.0%	749,050,473

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
ICE MSCI EAFE Index Contracts (United States)	74	Sep 2025	9,922,290	84,602	84,602
ICE MSCI Emerging Markets Index Contracts (United States)	67	Sep 2025	4,132,225	76,603	76,603

TOTAL EQUITY CONTRACTS					161,205

Interest Rate Contracts
CBOT 10 Year US Treasury Bond Contracts (United States)	85	Sep 2025	9,529,297	206,991	206,991
CBOT US Treasury Long Bond Contracts (United States)	166	Sep 2025	19,141,875	766,771	766,771

TOTAL INTEREST RATE CONTRACTS					973,762

TOTAL PURCHASED					1,134,967

Sold

Equity Contracts
CME E-Mini S&P 500 Index Contracts (United States)	50	Sep 2025	15,634,375	(552,748)	(552,748)

TOTAL FUTURES CONTRACTS					582,219
The notional amount of futures purchased as a percentage of Net Assets is 5.8%
The notional amount of futures sold as a percentage of Net Assets is 2.1%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated Fund
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,318,620.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	2,658,930	4,623,626	6,076,334	14,147	-	-	1,206,222	1,205,980	0.0%
Total	2,658,930	4,623,626	6,076,334	14,147	-	-	1,206,222

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Advisor Series Equity Growth Fund	53,558,593	1,567,393	3,701,160	-	60,958	8,414,685	59,900,469	3,540,217
Fidelity Advisor Series Growth Opportunities Fund	37,459,373	1,105,778	4,533,051	-	109,136	8,229,887	42,371,123	2,344,833
Fidelity Advisor Series Small Cap Fund	90,892	-	88,676	-	5,744	(7,960)	-	-
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	327,069	12,994	13,016	1,256	(2,070)	427	325,404	42,205
Fidelity Series All-Sector Equity Fund	23,963,416	1,186,651	926,560	-	(14,556)	3,584,034	27,792,985	2,097,584
Fidelity Series Canada Fund	19,258,521	728,445	734,466	-	15,998	2,860,144	22,128,642	1,203,298
Fidelity Series Commodity Strategy Fund	1,359,329	38,993	43,365	-	197	(42,566)	1,312,588	14,443
Fidelity Series Emerging Markets Debt Fund	3,458,271	159,205	119,289	51,824	(3,123)	60,367	3,555,431	438,942
Fidelity Series Emerging Markets Debt Local Currency Fund	1,035,813	27,256	30,350	-	502	78,148	1,111,369	115,647
Fidelity Series Emerging Markets Fund	16,471,628	863,782	671,011	-	11,254	1,917,018	18,592,671	1,821,026
Fidelity Series Emerging Markets Opportunities Fund	65,926,199	2,946,375	2,449,913	-	(14,803)	8,004,715	74,412,573	3,473,976
Fidelity Series Floating Rate High Income Fund	647,626	32,730	21,693	13,167	(224)	1,794	660,233	74,518
Fidelity Series High Income Fund	3,647,610	165,980	117,100	60,732	(303)	107,881	3,804,068	432,280
Fidelity Series International Credit Fund	35,262	446	-	446	-	301	36,009	4,256
Fidelity Series International Developed Markets Bond Index Fund	6,282,720	517,675	213,028	30,441	(4,098)	84,562	6,667,831	764,660
Fidelity Series International Growth Fund	50,248,330	3,051,840	1,637,850	-	42,535	5,795,648	57,500,503	2,896,751
Fidelity Series International Small Cap Fund	8,865,108	101,174	840,241	-	(8,863)	1,583,581	9,700,759	488,950
Fidelity Series International Value Fund	53,387,773	1,551,901	3,934,229	-	480,492	5,988,579	57,474,516	3,763,884
Fidelity Series Intrinsic Opportunities Fund	9,045,752	339,462	274,414	-	(11,441)	610,427	9,709,786	882,708
Fidelity Series Investment Grade Bond Fund	169,387	481,511	464,447	3,263	4,427	3,664	194,542	19,262
Fidelity Series Large Cap Stock Fund	72,402,683	2,353,586	4,958,514	-	112,770	10,969,793	80,880,318	3,123,998
Fidelity Series Large Cap Value Index Fund	7,189,306	575,082	219,345	-	(4,596)	289,366	7,829,813	453,902
Fidelity Series Long-Term Treasury Bond Index Fund	29,404,637	4,257,098	1,221,557	276,154	(81,274)	(622,309)	31,736,595	5,898,995
Fidelity Series Opportunistic Insights Fund	46,053,931	1,348,280	3,820,606	-	59,699	8,052,993	51,694,297	1,911,065
Fidelity Series Overseas Fund	50,690,640	1,706,651	1,639,888	-	77,284	6,542,276	57,376,963	3,541,788
Fidelity Series Real Estate Income Fund	665,074	29,346	21,693	9,782	66	2,808	675,601	67,425
Fidelity Series Select International Small Cap Fund	122,464	437,635	17,509	-	488	73,984	617,062	46,326
Fidelity Series Short-Term Credit Fund	175	-	176	-	5	(4)	-	-
Fidelity Series Small Cap Core Fund	2,004,608	94,235	66,408	-	(2,941)	159,116	2,188,610	187,702
Fidelity Series Small Cap Discovery Fund	6,626,402	390,441	209,584	121,003	(8,932)	393,910	7,192,237	664,103
Fidelity Series Small Cap Opportunities Fund	12,956,599	558,283	572,762	-	(3,297)	1,249,201	14,188,024	971,117
Fidelity Series Stock Selector Large Cap Value Fund	42,439,822	4,283,797	1,320,418	-	(37,597)	1,865,873	47,231,477	3,335,556
Fidelity Series Value Discovery Fund	43,297,816	3,651,128	1,322,056	-	9,923	1,367,806	47,004,617	2,906,903
	669,092,829	34,565,153	36,204,375	568,068	793,360	77,620,149	745,867,116

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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